SECURITIES AND EXCHANGE COMMISSION

                                     Washington, D.C.  20549

                                           Form 8-K

                                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        June 17, 1996



KEENE CORPORATION
(Exact name of registrant as specified in its charter)



     DELAWARE                              0-18434          13-2596288
(State or other jurisdiction               (Commission      (IRS Employer
of incorporation)                          File Number)     Identification No.)



   757 THIRD AVENUE, NEW YORK, N.Y.                                       10017
(Address of principal executive officers)                              Zip Code)



Registrant's telephone number, including area code      (212) 486-3200




                                                    N/A
                  (Former name or former address, if change since last report.)

Item 5.  Other Events

On June 17, 1996, Keene Corporation ("Keene") filed its operating report for the period April 28, 1996 to May 25, 1996 with the United States Bankruptcy Court for the Southern District of New York and the United States Trustee. These financial statements were prepared in accordance with the United States Trustee guidelines.



Item 7.  Financial statements, pro forma financial statements and exhibits

(c)        Exhibits

99(a)    Operating Report dated June 17, 1996 for the period April 28, 1996 to
             May 25,1996.

                                    SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEENE CORPORATION
(Registrant)

/s/ Timothy E. Coyne
Timothy E. Coyne
President



Date:  June 27, 1996

                                                                   EXHIBIT 99(a)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK



In re:
                                                        CHAPTER  11
KEENE CORPORATION,

                    Debtor.                          CASE NO.  93 B 46090 (SMB)


                                               OPERATING REPORT FOR THE PERIOD
                                               APRIL 28, 1996 TO MAY 25 1996


DEBTOR'S ADDRESS:
757 THIRD AVENUE  SUITE 850
NEW YORK, NEW YORK 10017

                                                 PERIOD DISBURSEMENTS: $221,000


DEBTOR'S ATTORNEYS:
BERLACK, ISRAELS & LIBERMAN  LLP
GENERAL COUNSEL


REPORT PREPARER:
TRACEY KARM
KEENE CORPORATION
                                     PERIOD OPERATING PROFIT (LOSS): $(316,000)


     The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


     DATE                                                   SIGNATURE AND TITLE
     6/17/96                                               /s/ Timothy E. Coyne

Indicate if this an amended statement by checking here.

                                                      _____   AMENDED STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK



In re:
                                                                    CHAPTER  11
KEENE CORPORATION,

                    Debtor.                           CASE NO. 93 B 46090 (SMB)






                            OPERATING REPORT FOR KEENE CORPORATION
                            FOR THE PERIOD APRIL 28, 1996 - MAY 25, 1996


     THE DEBTOR HAS OBTAINED THE CONSENT OF THE U.S. TRUSTEE TO USE FISCAL MONTHS IN ACCORDANCE WITH ITS NORMAL ACCOUNTING PRACTICE TO PREPARE ITS FINANCIAL REPORTS.


     ON JUNE 12, 1996, THE BANKRUPTCY COURT AND THE DISTRICT COURT (COLLECTIVELY, THE "COURT")HELD A HEARING ON THE CONFIRMATION OF THE DEBTOR'S FOURTH AMENDED PLAN OF REORGANIZATION, AS MODIFIED, (THE "PLAN"), AT WHICH TIME THE COURT SIGNED AN ORDER CONFIRMING THE PLAN. THE PLAN
IS EXPECTED TO GO EFFECTIVE WITHIN 60 DAYS.

                                                     Keene Corporation
                                                  (Debtor-in-Possession)
                                                       Operating Report
                                 For the Period April 28, 1996 - May 25, 1996

                                                             INDEX



                                                                         PAGE #

              Operating Results for the Period April 28, 1996-
                   May 25, 1996                                           1-3

              Summary of Cash and Cash Equivalents and Investments
                   as of May 25, 1996                                       4

              Receivables and Payables Summary as of  May 25, 1996          5

              Other Potential Recoveries as of May 25, 1996               6-8

              Other Potential Payments as of May 25, 1996                   9

              Confirmation of Plan of Reorganization and
                    Related Matters as of May 25, 1996                     10

              Insurance Payment Report for the Period
                   April 28, 1996 - May 25, 1996                           11

              Taxes Paid Summary for the Period April 25, 1996-
                   May 25, 1996                                            12

              Schedule of General Operating Expenses for the
                   Period  April 28, 1996 - May 25, 1996                   13



                               Keene Corporation
                             (Debtor-in-Possession)
                               Income Statement
                   For the Period April 28, 1996 - May 25, 1996
                                  (Unaudited)
                                   ($000's)
INCOME
Investment Income                                                           $144

GENERAL & ADMINISTRATIVE EXPENSES
Salary, Wages, Benefits and Payroll Taxes                                     68

Rent and Utilities                                                            26

Insurance                                                                     42

General Operating Expenses (See Page 13)                                      45
                                                                          _____

Loss Before Reorganization Items, Income Taxes
     and Equity in Earnings of Subsidiary                                   (37)

Reorganization Items:
     Debtor's Counsel Legal Fees                                   $50
     Creditors Committee Counsel Legal Fees                         50
     Other                                                         150       250
                                                                          ______

Loss Before Income Taxes and Equity in Earnings of Subsidiary              (287)

Income Tax Expense                                                            36
                                                                          ______

Loss Before Equity in Earnings of Subsidiary                               (287)

Equity in Earnings of Subsidiary                                              7
                                                                          ______

NET LOSS                                                                  $(316)
                                                                          ======

                                       1




                                   Keene Corporation
                                 (Debtor-in-Possession)
                                     Balance Sheet
                                   As of May 25, 1996
                                       (Unaudited)
                                        ($000's)
ASSETS
Current Assets
Cash and Cash Equivalents                                                 $7,398
Investments at Market                                                     23,796
Accounts Receivable-Insurance Proceeds                                    15,000
Accounts Receivable-Surety Companies                                       3,308
Income Taxes Receivable                                                      393
Investment Income Receivable                                                 419
Due from Subsidiary (1)                                                      561
Prepaid and Other Current Assets                                             152
                                                                         _______
     Total Current Assets                                                 51,027

Net Fixed Assets                                                              79
Investment in Subsidiary                                                   7,149
Intangible Pension Asset                                                     125
                                                                         _______
     TOTAL ASSETS                                                        $58,380
                                                                         =======

LIABILITIES
Current Liabilities
Accounts Payable - Trade                                                    $125
Uncleared Outstanding Checks                                                  40
Accrued Expenses                                                             524
                                                                         _______
     Total Current Liabilities                                               689

Liabilities Subject to Chapter 11 Proceedings
Accounts Payable - Trade (Pre-Petition)                                      406
Accounts Payable - Retained Professionals' Hold                            2,863
FASB 5 Asbestos Litigation Reserve (Pre-Petition)                          5,311
Accrued Expenses                                                           6,768
                                                                         _______
     Total Liabilities Subject to Chapter 11 Proceedings                  15,348

Long Term Minimum Pension Liability                                        2,539

STOCKHOLDERS' INVESTMENT
Common Stock                                                                   1
Paid-in-Capital                                                          120,286
Retained Loss                                                           (78,058)
Unrealized loss on Investment Securities                                    (11)
Additional Pension Liability in Excess of Unrecognized
   Prior Service Cost                                                    (2,414)
                                                                         _______
     Total Stockholders' Investment                                       39,804
                                                                         _______
TOTAL LIABILITIES AND STOCKHOLDERS' INVESTMENT                           $58,380
                                                                         =======

(1) Subsidiary is included in the consolidated federal income tax return of Keene. Substantially all of this amount represents subsidiary's federal income tax liability computed as if a separate tax return was filed.

                           2



                               Keene Corporation
                            (Debtor-in-Possession)
                            Statement of Cash Flows
                 For the period April 28, 1996 - May 25, 1996
                                  (Unaudited)
                                    ($000's)

RECEIPTS
Investment Income                                                            $23
Other                                                                          4
                                                                          ______
Total Receipts                                                                27

DISBURSEMENTS
Salary, Wages, Benefits and Payroll Taxes                                     54
Other General and Administrative Expenses
     General Operating                                                        85
     Bankruptcy-related                                                       82
                                                                          ______
Total Disbursements                                                          221

Increase in Uncleared Outstanding Checks                                      11
                                                                          ______
Net Cash used in Operating Activities                                      (183)
                                                                          ______
Maturity of Marketable Security                                               23
                                                                          ______
Net Cash provided by Investing Activities                                     23
                                                                          ______

Net Decrease in Cash and Cash Equivalents                                  (160)

Cash and Cash Equivalents at Beginning of Period                           7,558
                                                                          ______
Cash and Cash Equivalents at End of Period                                $7,398
                                                                          ======

                               3



                             Keene Corporation
                           (Debtor-in-Possession)
             Summary of Cash and Cash Equivalents and Investments
                            As of May 25, 1996
                               (Unaudited)
                                 (000's)
                             Purchase  Maturity                         Interest               Market     Amount
Bank                         Date      Date        Issue                Rate         Cost       Value     Pledged
Chemical Bank                          On Demand   Cash in Bank                           45        45         -

Citibank                               On Demand   Cash in Investment Accts               25        25        25

Bank of America - IL (1)               On Demand   Cash in Investment Accts                1         1         -
Bank of America - IL                   On Demand   Horizon Treasury
                                                   Fund                 5.0500%        7,217     7,217         -
                                                                                     _______   _______    ______
     Total Bank of America - IL                                                        7,218     7,218         -
                                                                                     _______   _______    ______

Fleet National Bank                    On Demand   Fidelity Institutional
     of Connecticut (2)                            Money Market         5.2200%          110       110         -
                                                                                     _______   _______    ______
     Total Fleet National Bank
          of Connecticut                                                                 110       110         -
                                                                                     _______   _______    ______
                       TOTAL CASH AND CASH EQUIVALENTS                                $7,398    $7,398       $25
                                                                                     =======   =======    ======

Citibank                     07-Apr-93 30-Sep-96   T-Note               7.0000%           91        85        85
Citibank                     30-Sep-91 30-Sep-96   T-Note               7.0000%          236       239       239
Citibank                     06-Oct-92 30-Sep-96   T-Note               7.0000%           93        85        85
                                                                                     _______   _______    ______
     Total Citibank                                                                      420       409       409
                                                                                     _______   _______    ______

Bank of America - IL         07-Dec-95 06-Jun-96   T-Bill               5.1800%        9,981    10,241         -
Bank of America - IL         15-Feb-96 08-Aug-96   T-Bill               4.6900%          519       525       519
Bank of America - IL         13-Mar-96 08-Aug-96   T-Bill               4.8200%        2,160     2,182     2,160
Bank of America - IL         15-Feb-96 08-Aug-96   T-Bill               4.9650%        6,818     6,884         -
Bank of America - IL         30-Sep-93 30-Sep-96   T-Note               7.0000%           22        20         -
Bank of America - IL         30-Sep-91 30-Sep-96   T-Note               7.0000%          379       382       -
Bank of America - IL         30-Sep-91 30-Sep-96   T-Note               7.0000%          230       232         -
Bank of America - IL         07-Apr-93 30-Sep-96   T-Note               7.0000%           64        60         -
Bank of America - IL         29-Oct-91 31-Oct-96   T-Note               6.8750%          103       104         -
Bank of America - IL         02-Dec-91 30-Nov-96   T-Note               6.5000%          138       139         -
Bank of America - IL         31-Dec-91 31-Dec-96   T-Note               6.1250%           26        26         -
Bank of America - IL         20-May-93 28-Feb-98   T-Note               5.1250%           69        68         -
Bank of America - IL         15-Apr-93 31-Mar-98   T-Note               5.1250%            6         6         -
                                                                                     _______   _______    ______
     Total Bank of America - IL                                                       20,515    20,869     2,679
                                                                                     _______   _______    ______
Fleet National Bank
of Connecticut               15-Mar-96 19-Sep-96   T-Bill               5.0000%        2,872     2,901       556
                                                                                     _______   _______    ______
      Total Fleet National Bank                                                        2,872     2,901       556
         of Connecticut
                                                                                     _______   _______    ______
                LESS: T-BILL INTEREST IN MARKET VALUE (3)                                  -       383         -
                                                                                     _______   _______    ______
                        TOTAL INVESTMENTS                                            $23,807   $23,796    $3,644
                                                                                     =======   =======    ======
                   GRAND TOTAL - CASH AND CASH
                          EQUIVALENTS AND INVESTMENTS                                $31,205   $31,194    $3,669
                                                                                     =======   =======    ======

(1) Formerly Continental Bank, N.A.

(2) Formerly Shawmut Bank Connecticut, N.A.

(3) T-Bills are purchased at a discount and as interest is earned over time the market value of the T-Bills increases. For accounting purposes, interest earned on T-Bills is classified as investment income receivable. It is deducted from the market value on this schedule so that it is not accounted for twice (once in the market value of the investments and once in investment income receivable).
                                                       4


                               Keene Corporation
                             (Debtor-in-Possession)
                        Receivables and  Payables Summary
                               As of May 25, 1996
                                  (Unaudited)
                                    ($000's)

Accounts Receivable-Trade                                                     $0

Accounts Receivable-Insurance Proceeds                                   $15,000

FACE VALUE OF POLICIES EXPECTED TO BE AVAILABLE FROM THE EXPECTED SUCCESSFUL OUTCOME OF THE KEENE IV INSURANCE COVERAGE LITIGATION. HOWEVER, SUCCESSFUL OUTCOME OF THE LITIGATION AND REALIZATION AND TIMING OF THE RECEIPT OF THIS RECEIVABLE CAN NOT BE ASSURED.


Accounts Receivable-Surety Companies                                      $3,308

AMOUNT OF CASH PROCEEDS RECEIVED BY SURETY COMPANIES FROM LETTER OF CREDIT PRESENTMENTS IN EXCESS OF THE SURETY COMPANIES' APPEAL BOND OBLIGATIONS, COSTS AND ATTORNEYS' FEES ASSOCIATED WITH THE ISSUANCE AND HONORING OF APPEAL BONDS ON KEENE'S BEHALF. BY STIPULATION AND AGREED ORDERS, EACH SURETY COMPANY HOLDING EXCESS CASH PROCEEDS MUST INVEST SUCH EXCESS PROCEEDS ON KEENE'S BEHALF AND PERIODICALLY REMIT ANY INTEREST EARNED ON THE EXCESS PROCEEDS TO KEENE.

Accounts Payable (Post-petition)                                            $125

THE COMPANY DOES NOT AGE ITS ACCOUNTS PAYABLE. PAYMENTS ARE MADE IN THE NORMAL TERMS.
                                       5

                             Keene Corporation
                           (Debtor-in-Possession)
                          Other Potential Recoveries
                                 (Unaudited)
                             As of May 25, 1996

     The Debtor potentially might recover additional amounts as described below. However, the recovery of these amounts is uncertain and no assurance can be given at this time as to whether any recovery will ultimately be obtained and in what amounts.

Insurance Issued by Insolvent Insurance Companies

     Approximately $30 million of Keene's total aggregate available insurance coverage applicable to asbestos-related claims is due from insolvent insurance companies. Keene settled claims against certain state guaranty funds arising from the lack of availability of the insurance coverage issued by the insolvent insurance companies for a total aggregate payment of $9.5 million, which was received in 1993 and 1994. In addition, Keene received a distribution of $1.4 million in 1995 from the liquidator of one insolvent insurance company. Keene is continuing to pursue claims against the liquidators of the insolvent insurance companies.

     In 1993, prior to the filing of the Chapter 11 petition, Keene filed a lawsuit against the Pennsylvania Insurance Guaranty Association ("PIGA") seeking indemnification from PIGA for up to approximately $20 million of asbestos-related payments made by Keene to Pennsylvania citizens as a result of the lack of availability of the insurance coverage issued by the insolvent insurance companies. This lawsuit is in the pre-trial phase.

Ten Year Net Operating Loss Carryback

     Keene has carried back, and anticipates carrying back in the future, federal tax net operating losses arising from asbestos-related litigation to prior tax periods, which could generate federal tax refunds of as much as approximately $32 million in the aggregate. However, approximately $30 million of such refunds will be paid to Bairnco Corporation ("Bairnco"), Keene's former parent company, because the refunds relate to tax periods in which Bairnco filed consolidated federal tax returns for an affiliated group of companies of which Keene was a member. Bairnco claims a legal right to such funds, which Bairnco refuses to release to Keene. On September 9, 1994, Keene filed a lawsuit (the "Bairnco NOL Lawsuit") in Bankruptcy Court against Bairnco seeking, among other things, injunctive relief and a declaratory judgment that the approximately $30 million in refunds which are presently due, or are anticipated to become due, on account of federal income taxes previously paid by Keene in the years 1983 through 1989 when Keene was a member of the Bairnco consolidated federal tax return, are property of Keene's estate. On January 4, 1995, Keene obtained Bankruptcy Court approval of an escrow arrangement with Bairnco, providing for the segregation and investment of the refunds at issue in the Bairnco NOL Lawsuit until the lawsuit is resolved. To date, federal tax refunds of approximately $30 million have been received. Of the approximately $30 million received, approximately $28.5 million has been received by Bairnco and placed in escrow and approximately $1.5 million was received by Keene.

     By stipulation and agreed order, Keene and the Official Committee of Unsecured Creditors (the "Committee") agreed that the Bairnco NOL Lawsuit originally filed by Keene would be prosecuted by the Committee for the benefit of Keene's estate. On February 13, 1995, the Committee filed an amended complaint substituting the Committee as the party plaintiff and alleging additional counts. Pursuant to Stipulation and Order dated June 27, 1995, the Committee filed a second amended complaint on July 5, 1995 alleging additional counts.

     On or about March 7, 1996, the Internal Revenue Service informed Keene that it planned to amend its previously filed administrative expense claim from approximately $3,500 to approximately $31.8 million as a protective filing pending final approval by the Joint Committee on Taxation of the United States Congress of the tax refunds at issue in the Bairnco NOL Lawsuit.
                                       6

                                Keene Corporation
                              (Debtor-in-Possession)
                             Other Potential Recoveries
                                   (Unaudited)
                                 As of May 25, 1996
                                   (Continued)


Co-Defendant Contributions

     Keene has claims against co-defendants in asbestos litigation for contribution or indemnification based on payments made by Keene under theories of joint and several liability and other theories. Likewise, co-defendants in asbestos litigation may have claims against Keene for contribution and indemnification under joint and several liability and other theories. However, the amounts of such potential contribution or indemnification claims cannot be estimated at this time.

     On June 20, 1995, as a direct result of Keene's active participation in the proposed settlement of a class action brought by beneficiaries of the Manville Personal Injury Settlement (the "Manville Trust") in Findley v. Falise, Keene was initially allocated in excess of $3.8 million of the $35 million Contribution Claim Fund established for claimants holding indemnification or contribution claims against the Manville Trust as part of the settlement. This allocation, however, is subject to the resolution of objections filed by certain other co-defendants to the co-defendant allocation scheme. To date, Keene is informed that it has been allocated at least $3.5 million, subject to an upward adjustment to approximately $3.8 million if certain pending objections are resolved in the Manville Trust's administrator's favor. Pursuant to the governing distribution principles, Keene may use its portion of the $35 million co-defendant settlement fund either for direct payments to individual asbestos health claimants or for transfer to an asbestos creditors' trust.

Challenge to Bank of America Illinois (the "Bank") Claims

     Upon the presentation of certain letters of credit issued by the Bank to secure appeal bonds posted on Keene's behalf by certain sureties, the Bank filed a motion for relief from the automatic stay to foreclose its asserted security interests in Keene's book-entry United States Treasury securities (the "Collateral") pledged against the Bank's issuance of letters of credit to secure appeal bonds posted on Keene's behalf. In response to the Bank's motion, the Committee challenged such security interests as not being properly perfected, contending that the Bank's claims to these Keene assets should be equitably subordinated or otherwise avoided.

     In a Memorandum Decision and Order dated October 17, 1995, the Bankruptcy Court denied the Bank relief from the automatic stay and directed, among other things, that an evidentiary hearing be conducted to determine the intention of the Bank and Keene concerning the creation of the security interests in the Collateral and the ambiguous description of the Collateral in the related security agreements. Pursuant to this decision and order and a November 30, 1995 Bankruptcy Court ruling, the Committee filed an adversary proceeding against the Bank on December 1, 1995 seeking to avoid and recover certain allegedly preferential transfers made by Keene for the Bank's benefit in connection with Keene's granting the Bank security interests in the Collateral and challenging the Bank's allegedly perfected security interests. Approximately $32 million was at issue in this action.

     On March 11, 1996, the Bank, the Debtor and the Committee announced that they had settled all the disputes concerning the validity of the Bank's security interests. The settlement provides for, among other things, the Bank's payment of $0.2 million to the Keene estate and the Committee's dismissal with prejudice of its adversary proceeding against the Bank and its appeal of the October 17, 1995 Memorandum Decision and Order. On June 12, 1996, the Bankruptcy Court approved the Settlement.

                                Keene Corporation
                              (Debtor-in-Possession)
                             Other Potential Recoveries
                                   (Unaudited)
                                As of May 25, 1996
                                   (Continued)


Transactions Lawsuits

     Prior to September 1993, a number of lawsuits were filed, including two lawsuits filed in federal court in New York (collectively, the "Prepetition Transactions Lawsuits"), alleging that the sale of certain Keene assets during the 1980s to certain subsidiaries of Bairnco, Keene's former parent company, were not for fair value or were otherwise improper. Keene is not a named party in some of the cases, although certain of its former and current officers and directors are named defendants in some of the cases. The Prepetition Transactions Lawsuits generally seek several forms of relief, including the setting aside of the asset sales and the appointment of a receiver for those assets, a declaration that Bairnco and certain of its present and former subsidiaries are responsible for asbestos-related claims against Keene, the imposition of a constructive trust on certain assets of Bairnco and certain of Bairnco's present and former subsidiaries, compensatory damages in an unspecified amount and attorneys' fees and costs.

     By Orders dated April 15, 1994 and May 11, 1994, the Bankruptcy Court appointed an examiner to investigate whether or not the claims or causes of action asserted in the Prepetition Transactions Lawsuits were valid. The examiner's preliminary report was released on September 23, 1994. The examiner concluded, among other things, that there may arguably be valid claims or causes of action related to the sale of some of the Keene assets to Bairnco. The potential for any recovery arising from these claims or causes of action cannot be accurately estimated at this time. By Stipulation of Settlement Regarding a Consensual Plan of Reorganization for the Debtor, approved by the Bankruptcy Court on March 28, 1995 (the "Stipulation"), Keene, the Committee and the Legal Representative for Future Claimants agreed, among other things, that the Committee would prosecute the claims or causes of actions investigated by the examiner, subject to such terms and conditions deemed appropriate by the Bankruptcy Court. By Order dated May 3, 1995 (the "May 3 Order") , the prosecution of the claims or causes of action asserted in the Prepetition Transactions Lawsuits was transferred to the Committee. On June 8, 1995, the Committee filed a lawsuit in Bankruptcy Court on behalf of the Debtor, as contemplated by the May 3 Order (the "Transactions Lawsuit"). The Transactions Lawsuit names 21 corporate and individual defendants and alleges, among other things, violations of the fraudulent conveyance laws, the New York Business Corporation Law and the Racketeer Influenced and Corrupt Organizations Act, tort liability based on theories of successor liability and veil piercing and breach of fiduciary duties. The damages (including treble damages) and attorneys fees and costs asserted in the various counts pleaded in the Transactions Lawsuit, if aggregated, seek a total recovery in excess of $7 billion. At a hearing on January 31, 1995, the Bankruptcy Court ruled, among other things, that the Transactions Lawsuit would be stayed until March 11, 1996, with the exception of certain discovery, and that Committee Counsel would be compensated for prosecuting the lawsuit at its regular hourly rates subject to Bankruptcy Court approval. On March 11, 1996, the Bankruptcy Court approved an agreement relating to the Transactions Lawsuit which provided for, among other things, the withdrawal of the action from the Bankruptcy Court to the District Court seventy one days after the Bankruptcy Court confirms the Debtor's consensual plan of reorganization.

Unjust Enrichment Lawsuit

     On June 3, 1994, Keene filed a lawsuit in Bankruptcy Court against 27 law firms alleging violations of federal anti-trust laws, the Racketeer Influenced and Corrupt Organizations Act, professional ethics rules and fiduciary obligations. The lawsuit seeks damages of $130 million along with treble damages, punitive damages and attorneys' fees and costs, which, if awarded, could bring the total recovery to up to $390 million. The Stipulation provides for, among other things, the dismissal with prejudice of this lawsuit on the effective date of a consensual plan of reorganization
                                       8

                               Keene Corporation
                            (Debtor-in-Possession)
                            Other Potential Payments
                                 (Unaudited)
                              As of May 25, 1996

     The Debtor may be required to pay certain amounts as described below. However, the payment of these amounts is uncertain and no assurance can be given at this time as to the ultimate payments.

Secured Judgments

     On the date of its Chapter 11 filing, approximately 60 non-final judgments totaling approximately $22 million and a number of final judgments totaling approximately $29 million were outstanding against Keene and secured by appeal bonds or escrow arrangements. The appeal bonds were backed by letters of credit issued by Bank of America Illinois (formerly Continental Bank, N.A.) or Fleet National Bank of Connecticut (formerly Shawmut Bank Connecticut, N.A.). The letters of credit were, in turn, secured by the pledge of certain Keene assets.

     By two separate Orders dated January 13, 1994 and January 26, 1994, the Bankruptcy Court authorized the payment of all final judgments. Accordingly, the related appeal bonds were drawn, the related letters of credit, in turn, were drawn and those assets pledged by Keene were liquidated or the escrow accounts were released.

     The non-final judgments are on appeal to higher courts, which appeals are subject to the automatic bankruptcy stay. Motions for relief from the automatic stay may be filed with the Bankruptcy Court for each individual non-final judgment and, if granted, the appeal may be completed. If the result of any appeal is adverse to Keene, the amount of the judgment may have to be paid, resulting in the appeal bonds securing these judgments being drawn in payment of these judgments, the letters of credit securing these appeal bonds, in turn, being drawn and certain Keene assets being liquidated by the banks which issued the letters of credit. To date, approximately 45 non-final judgments totaling approximately $20 million were settled for the payment of approximately $13 million in the aggregate.


Avoidance Actions and Tolling Agreements

     On or about November 28, 1995 and with the Bankruptcy Court's approval, the Committee entered into tolling agreements with seven former and present directors and officers of Keene. These agreements extend until December 3,
1996 the time for commencing actions against each for alleged liability to Keene concerning, among other things, certain allegedly avoidable or recoverable transfers. Mr. Bailey, Keene's former Chairman and President, did not sign a tolling agreement and, as a consequence, the Committee was authorized by the Bankruptcy Court to file an adversary proceeding against him. On December 1, 1995, the Committee filed its complaint against Mr. Bailey alleging a number of grounds for liability. With limited exceptions, the claims that have been tolled against two of Keene's former and present officers and all of Keene's directors except Mr. Bailey, as well as the claims asserted against Mr. Bailey, would be released on the effective date of the amended consensual plan of reorganization filed on January 29, 1996 pursuant to the Stipulation.
                                       9

                               Keene Corporation
                             (Debtor-in-Possession)
         Confirmation of Consensual Plan of Reorganization and Related Matters
                                  (Unaudited)
                               As of May 25, 1996

    On June 12, 1996, the Bankruptcy Court and the District Court (collectively, the "Court") held a hearing on the confirmation of the Debtor's Fourth Amended Plan of Reorganization, as modified, (the "Plan"), at which time the Court signed an order confirming the Plan. The Plan is expected to go effective within the next 60 days. Also, on June 12, 1996, the Bankruptcy Court signed a case management order dismissing, among other things, the Unjust Enrichment Lawsuit, subject to the occurrence of the effective date of the Plan.

                                Keene Corporation
                             (Debtor-in-Possession)
                           Insurance Payment Report
                 For the period April 28, 1996 - May 25, 1996
                                 (Unaudited)
                                   ($000's)
Insurance                    Carrier                             Due Date                        Amounts Paid
General Liability            Transamerica                        Pre-paid 6/95-6/96                       $-
Inland Marine
Property

Umbrella                     General Star National               Pre-paid 6/95-6/96                        -



Workers'
 Compensation                Paramount                           Pre-paid 6/95-6/96                        -


Commercial
Crime                        The Hartford                        3 Year Policy                             -
                                                                    6/94 - 6/97

Directors
& Officers                   United Capitol                      Pre-paid 8/95-8/96                        -
                             Executive Re
                                 Specialty                       Pre-paid 8/95-8/96                        -
                             Executive Re                        Additional discovery for
                                 Specialty                          8/90-8/94 period
                                                                 Prepaid 8/95-8/98                         -
                                                                                                          ___

                                            TOTAL PAYMENTS                                                $-
                                                                                                          ===

                                       11



                              Keene Corporation
                            (Debtor-in-Possession)
                     Taxes Collected, Received, Due or Withheld
                    For the period April 28, 1996 - May 25, 1996
                                  (Unaudited)
                                    ($000's)
                                            Taxes Withheld/Due              Taxes Paid                Date Paid
Gross Salaries
 and Wages       $45

Total Federal Payroll
Taxes Withheld                                             $13                            $13                  5/17/96


Total Employer Payroll Taxes                                 2                              2                  5/17/96


Total State Payroll Taxes Withheld                           3                              3                  5/20/96


Total Local Payroll Taxes Withheld                           -                              -                  5/20/96
                                                           ___                            ___

Totals                                                     $18                            $18
                                                           ===                            ===

                                       12



                                 Keene Corporation
                               (Debtor-in-Possession)
                        Schedule of General Operating Expenses
                    For the Period April 28, 1996 - May 25, 1996
                                    (Unaudited)
                                      ($000)

NORMAL COURSE CONSULTING                         $2
CORPORATE LEGAL FEES                             1
STOCK TRANSFER FEES                              2
DEPRECIATION                                     4
BUSINESS TRAVEL AND EXPENSES                     4
DIRECTORS FEES                                  16
COMMUNICATIONS & POSTAGE                         4
SUPPLIES & DUPLICATION                           5
BANK FEES                                        1
OTHER  EXPENSES                                  6
                                                ___
TOTAL                                           $45

                                       13
